Cash and Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2013
Cash And Cash Equivalents [Abstract]
Cash and Cash Equivalents and Short-term Investments

5. Cash and Cash Equivalents and Short-term Investments

Cash and cash equivalents at December 31, 2013 include deposits with high-rated financial institutions and the Dutch government of EUR 853.5 million (2012: EUR 775.6 million), investments in AAAm-rated money market funds that invest in high-rated debt securities of financial institutions and governments of EUR 535.0 million (2012: EUR 385.4 million) and interest-bearing bank accounts of EUR 942.2 million (2012: EUR 606.6 million). Our cash and cash equivalents are predominantly denominated in euros and partly in U.S. dollars.

Cash and cash equivalents have insignificant interest rate risk and remaining maturities of three months or less at the date of acquisition. Except for an amount of EUR 4.7 million, no restrictions on usage of cash and cash equivalents exist. The carrying amount of these assets approximates their fair value.

Short-term investments have insignificant interest rate risk and remaining maturities longer than three months but less than one year at the date of acquisition.

Short-term investments (classified as available for sale securities) consist of the following:

As of December 31, 2013 (in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Dutch Treasury Certificates	304,884	-	-	304,884
Deposits	375,000	-	-	375,000

Total	679,884	-	-	679,884

As of December 31, 2012 (in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Dutch Treasury Certificates	279,988	-	-	279,988
Deposits	650,017	-	-	650,017

Total	930,005	-	-	930,005